------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            EQUITY GROWTH PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
----------------------------------------------------

                                                TOTAL RETURNS(2)
                                 ----------------------------------------------
                                                                      AVERAGE
                                                         AVERAGE      ANNUAL
                                               ONE     ANNUAL FIVE     SINCE
                                    YTD       YEAR        YEARS      INCEPTION
                                 ---------  ---------  -----------  -----------
PORTFOLIO--CLASS A.............      -2.95%      0.76%      20.71%       16.55%
PORTFOLIO--CLASS B.............      -3.13       0.58      N/A           19.99
INDEX--CLASS A.................       6.00       9.05       19.91        16.78
INDEX--CLASS B.................       6.00       9.05      N/A           21.98

1.  The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting strong earnings growth.

For the nine months ended September 30, 1998, the Portfolio had a total return of -2.95% for the Class A shares and -3.13% for the Class B shares compared to a total return of 6.00% for the S&P 500 Index (the "Index"). For the one year ended September 30, 1998, the Portfolio had a total return of 0.76% for Class A shares and 0.58% for Class B shares compared to a total return of 9.05% for the Index. For the five-year period ended September 30, 1998, the average annual total return of Class A was 20.71% compared to 19.91% for the Index. From inception April 2, 1991 through September 30, 1998, the average annual total return of Class A was 16.55% compared to 16.78% for the Index. From inception on January 2, 1996 through September 30, 1998 the average annual total return of Class B was 19.99% compared to 21.98% for the Index.

For the three months ended September 30, 1998 the Portfolio had a total return of -16.09% for the Class A shares and -16.13% for the Class B shares compared to -9.95% for the S&P 500 Index. This was clearly disappointing. While some of our large positions performed well in the third quarter (notably Loews Corp, and Litton Industries Inc. which added approximately 0.51% and 0.33% to total return, respectively) these gains were not enough to offset the cyclical pressures experienced by Continental Airlines, detracting 2.99% from performance of the Portfolio for the third quarter.

The Portfolio remains a mix of what we call "classic" or familiar growth issues such as Microsoft, less familiar or traditional growth stocks such as Loews and stocks which fall somewhere in between (Clear Channel is a clean, "classic" growth story but not necessarily a familiar or household name). Another important characteristic of our style is what we call "opportunistic concentration" which refers to our ability, when we have very high conviction in a stock , to take a 5-10% weighting in the issue. Our belief is that concentration may lead to greater than average volatility, but not necessarily greater than average risk. To us, risk is synonymous with lack of knowledge, which our strategy of "seeking the information edge" seeks to avoid. Timing of a stock's rebound may impact a quarter negatively as with Continental this quarter, but we believe that over the longer term, the ability to concentrate in issues where we have extremely high conviction should lead to strong performance. We believe this ability to concentrate has been one of the primary contributors to our strong performance over the past several years, as shown above.

Concern regarding emerging markets, specifically Asia, Russia and the pending Brazilian devaluation continues. Increased financial risk related to hedge fund issues has contributed to market volatility. Despite these macro issues we remain optimistic about companies with strong balance sheets and solid management that are well positioned to take advantage of acquisition opportunities. Two such companies are Clear Channel Communications and United Technologies. Clear Channel recently announced the acquisition of Jacor, making CCU the second-largest radio broadcaster in the nation. United Technologies continues to take advantage of acquisition opportunities, recently purchasing stakes in two key air conditioning distributors as well as establishing two initial Asian joint ventures. We continue to seek out potential opportunities in this challenging environment.

Loews, the Tisch family holding company, is clearly one of our "less traditional" growth stock holdings. It is well positioned with significant cash reserves and a large bond holding. The company has a strong track record of investments, and is a book value growth machine. Over the past 12 years, Loews book value per share has compounded at a 15% annual rate. Its stock price though, has grown at less than half that rate. Even assuming a slowdown to 10% annual growth, the book value will exceed $100 by the end of next year. Loews is also compelling based on a sum of the parts valuation. The company owns large stakes in two publicly traded stocks-- CNA Financial and Diamond Offshore. Adding the value of these positions to conservative estimates of the company's 100%-owned assets, Loews stock is the cheapest it has been in years. The company has begun to repurchase stock, which is additive to book value per share and earnings per share.

In the third quarter, we reduced our position in Continental Airlines. While the company continues to beat earnings per share expectations and is aggressively repurchasing its shares, we are taking steps to reduce the economic sensitivity in the Portfolio. To that end, you will note that we have also reduced our positions in GM, Case, some of the financials and have also eliminated our holding in ITT Industries.

United Technologies tends to underperform when fears of economic crisis in Asia exist. In the fourth quarter of 1997 we saw the stock dip from $79 to $68. We capitalized on the opportunity by increasing our holding to 10% and were rewarded when the stock rebounded to $95 by the end of the first quarter of 1998. We see similar behavior again this year with the stock falling from the high $90 level in May and August to the low $70's. We believe that the underlying business fundamentals are strong and we expect the stock to exhibit growth as the market bounces back. United Technologies is taking the opportunity to become very entrenched in the elevator and air conditioning markets in the emerging markets, well positioned to take advantage of the recurring business opportunity in stronger economic times.

We increased our position in Litton Industries as we see the rising percentage of sales and profits generated by growth in electronic materials and information systems continue to drive strong cash flows. In addition, we see the opportunity for Litton to increase Advanced Electronics margins from 7% to 10-12% over the next 2-3 years. We anticipate the ultimate resolution of the Honeywell lawsuit will also be additive to the company. New management has begun to divest non-core assets and repurchase stock.

Philip W. Friedman
PORTFOLIO MANAGER

Margaret K. Johnson
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

                                                                VALUE
 SHARES                                                         (000)
---------                                                      --------
COMMON STOCKS (97.0%)
  BASIC MATERIALS (1.2%)
    CHEMICALS (DIVERSIFIED) (1.2%)
  155,000   Monsanto Co.                                       $  8,738
                                                               --------
  CAPITAL GOODS (20.1%)
    AEROSPACE & DEFENSE (6.0%)
  401,700   Cordant Technologies, Inc.                           16,997
  494,700   Gulfstream Aerospace Corp.                           19,912
   87,500   Northrop Grumman Corp.                                6,388
                                                               --------
                                                                 43,297
                                                               --------
    MACHINERY (DIVERSIFIED) (0.6%)
  209,400   Case Corp.                                            4,554
                                                               --------
    MANUFACTURING (DIVERSIFIED) (10.2%)
  244,600   Tyco International Ltd.                              13,514
  789,800   United Technologies Corp.                            60,370
                                                               --------
                                                                 73,884
                                                               --------
    OFFICE EQUIPMENT & SUPPLIES (3.3%)
  434,300   Knoll, Inc.                                           9,500
  154,000   Pitney Bowes, Inc.                                    8,403
   72,300   Xerox Corp.                                           6,127
                                                               --------
                                                                 24,030
                                                               --------
  TOTAL CAPITAL GOODS                                           145,765
                                                               --------
  COMMUNICATION SERVICES (2.6%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.3%)
   22,600   Associated Group, Inc., Class A                         746
   57,300   Associated Group, Inc., Class B                       1,805
                                                               --------
                                                                  2,551
                                                               --------
    TELECOMMUNICATIONS (LONG DISTANCE) (2.3%)
  133,900   AT&T Corp.                                            7,825
  183,200   WorldCom, Inc.                                        8,954
                                                               --------
                                                                 16,779
                                                               --------
  TOTAL COMMUNICATION SERVICES                                   19,330
                                                               --------
  CONSUMER CYCLICALS (8.7%)
    AUTOMOBILES (0.8%)
  107,600   General Motors Corp.                                  5,884
                                                               --------
    GAMING, LOTTERY & PARIMUTUEL
     COMPANIES (0.7%)
   57,500   Harrah's Entertainment, Inc.                            765
  213,000   International Game Technology                         3,954
                                                               --------
                                                                  4,719
                                                               --------

                                                                VALUE
 SHARES                                                         (000)
---------                                                      --------
    PHOTOGRAPHY/IMAGING (1.2%)
  115,500   Eastman Kodak Co.                                  $  8,930
                                                               --------
    PUBLISHING (0.7%)
  478,900   Primedia, Inc.                                        5,208
                                                               --------
    PUBLISHING (NEWSPAPERS) (1.6%)
  159,200   News Corp., Ltd. ADR                                  3,562
   99,500   Pulitzer Publishing Co.                               7,873
                                                               --------
                                                                 11,435
                                                               --------
    RETAIL (BUILDING SUPPLIES) (1.0%)
  173,400   Home Depot, Inc.                                      6,849
                                                               --------
    RETAIL (SPECIALTY) (1.7%)
  125,300   Gap, Inc.                                             6,610
  199,700   Staples, Inc.                                         5,866
                                                               --------
                                                                 12,476
                                                               --------
    SERVICES (COMMERCIAL & CONSUMER) (1.0%)
  392,556   Cendant Corp.                                         4,564
  271,431   Nielsen Media Research                                2,782
                                                               --------
                                                                  7,346
                                                               --------
  TOTAL CONSUMER CYCLICALS                                       62,847
                                                               --------
  CONSUMER STAPLES (15.6%)
    BEVERAGES (NON-ALCOHOLIC) (3.4%)
   97,900   Coca Cola Co.                                         5,641
  767,300   Coca Cola Enterprises, Inc.                          19,374
                                                               --------
                                                                 25,015
                                                               --------
    BROADCASTING (TV, RADIO, CABLE) (6.6%)
  763,000   Clear Channel Communications, Inc.                   36,242
   82,800   Comcast Corp., Class A                                3,861
  203,000   Tele-Communications, Inc., Class A                    7,448
                                                               --------
                                                                 47,551
                                                               --------
    ENTERTAINMENT (1.3%)
   75,800   SFX Entertainment, Inc.                               2,359
   80,000   Time Warner, Inc.                                     7,005
                                                               --------
                                                                  9,364
                                                               --------
    FOODS (2.5%)
   42,500   Kellogg Co.                                           1,400
   94,200   Quaker Oats Co.                                       5,558
  220,100   Ralston-Ralston Purina Group                          6,438
   67,400   Wrigley (William) Jr. Co.                             5,118
                                                               --------
                                                                 18,514
                                                               --------

                                                                VALUE
 SHARES                                                         (000)
---------                                                      --------
    RESTAURANTS (0.8%)
  162,800   Brinker International, Inc.                        $  3,053
  122,200   Cracker Barrel Old Country
             Store, Inc.                                          2,780
                                                               --------
                                                                  5,833
                                                               --------
    TOBACCO (1.0%)
  150,800   Philip Morris Cos., Inc.                              6,946
                                                               --------
  TOTAL CONSUMER STAPLES                                        113,223
                                                               --------
  ENERGY (0.7%)
    OIL & GAS (DRILLING) (0.7%)
  115,700   Diamond Offshore Drilling, Inc.                       3,008
   44,100   Schlumberger Ltd.                                     2,219
                                                               --------
  TOTAL ENERGY                                                    5,227
                                                               --------
  FINANCIAL (23.1%)
    BANKS (MAJOR REGIONAL) (0.9%)
   18,033   Wells Fargo & Co.                                     6,402
                                                               --------
    BANKS (MONEY CENTER) (1.5%)
  111,700   BankAmerica Corp.                                     6,716
   50,700   Morgan (J.P.) & Co., Inc.                             4,290
                                                               --------
                                                                 11,006
                                                               --------
    CONSUMER FINANCE (0.2%)
   48,000   MBNA Corp.                                            1,374
                                                               --------
    FINANCIAL (DIVERSIFIED) (3.2%)
  295,100   American Express Co.                                 22,907
                                                               --------
    INSURANCE (LIFE & HEALTH) (1.0%)
  139,200   Reinsurance Group of America, Inc.                    7,204
                                                               --------
    INSURANCE (MULTI-LINE) (6.3%)
  402,900   Loews Corp.                                          33,995
   96,500   Nationwide Financial Services, Inc., Class A          4,385
  196,950   Travelers Group, Inc.                                 7,385
                                                               --------
                                                                 45,765
                                                               --------
    INSURANCE (PROPERTY-CASUALTY) (8.8%)
  192,250   Ace Ltd.                                              5,768
  337,900   Allstate Corp.                                       14,086
      263   Berkshire Hathaway, Inc., Class A                    15,675
   82,200   CMAC Investment Corp.                                 3,576
   92,000   General Re Corp.                                     18,676
   23,900   Progressive Corp.                                     2,695
  113,052   St. Paul Cos., Inc.                                   3,674
                                                               --------
                                                                 64,150
                                                               --------
    INVESTMENT BANKING & BROKERAGE (0.5%)
   80,800   Merrill Lynch & Co.                                   3,828
                                                               --------
                                                                VALUE
 SHARES                                                         (000)
---------                                                      --------
    INVESTMENT MANAGEMENT (0.7%)
  176,100   PIMCO Advisors Holdings L.P.                       $  5,173
                                                               --------
  TOTAL FINANCIAL                                               167,809
                                                               --------
  HEALTH CARE (3.5%)
    HEALTH CARE (DRUGS-GENERIC & OTHERS) (1.2%)
  112,600   Amgen, Inc.                                           8,508
                                                               --------
    HEALTH CARE (DRUGS-MAJOR PHARMS) (2.3%)
   55,400   Eli Lilly & Co.                                       4,338
   59,700   Merck & Co., Inc.                                     7,735
   44,400   Pfizer, Inc.                                          4,704
                                                               --------
                                                                 16,777
                                                               --------
  TOTAL HEALTH CARE                                              25,285
                                                               --------
  TECHNOLOGY (14.6%)
    COMMUNICATION EQUIPMENT (1.0%)
  118,300   ADC Telecommunications, Inc.                          2,499
  112,200   Motorola, Inc.                                        4,790
                                                               --------
                                                                  7,289
                                                               --------
    COMPUTERS (HARDWARE) (2.6%)
  114,300   Compaq Computer Corp.                                 3,615
   90,000   Dell Computer Corp.                                   5,918
   70,300   International Business Machines Corp.                 8,998
                                                               --------
                                                                 18,531
                                                               --------
    COMPUTERS (NETWORKING) (0.9%)
  108,575   Cisco Systems, Inc.                                   6,711
                                                               --------
    COMPUTERS (SOFTWARE & SERVICES) (3.2%)
   47,600   America Online, Inc.                                  5,296
  161,400   Microsoft Corp.                                      17,764
                                                               --------
                                                                 23,060
                                                               --------
    ELECTRONICS (COMPONENT DISTRIBUTORS) (1.1%)
  143,000   Ingram Micro, Inc., Class A                           7,659
                                                               --------
    ELECTRONICS (DEFENSE) (4.8%)
  172,000   General Motors Corp., Class H                         6,332
  363,000   Litton Industries, Inc.                              21,780
  474,000   Loral Space & Communications                          6,991
                                                               --------
                                                                 35,103
                                                               --------
    ELECTRONICS (SEMICONDUCTORS) (1.0%)
   87,000   Intel Corp.                                           7,460
                                                               --------
  TOTAL TECHNOLOGY                                              105,813
                                                               --------

                                                                VALUE
 SHARES                                                         (000)
---------                                                      --------
  TRANSPORTATION (6.9%)
    AIRLINES (6.9%)
1,322,600   Continental Airlines, Inc., Class B                $ 49,928
                                                               --------
TOTAL COMMON STOCKS (Cost $737,896)                             703,965
                                                               --------

OTHER ASSETS AND LIABILITIES (3.0%)
  Other Assets                                                   46,034
  Liabilities                                                   (24,090)
                                                               --------
                                                                 21,944
                                                               --------
NET ASSETS (100%)                                              $725,909
                                                               --------
                                                               --------

CLASS A:
--------
NET ASSETS                                                     $672,497
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 41,636,486 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                       $  16.15
                                                               --------
                                                               --------

CLASS B:
--------
NET ASSETS                                                     $ 53,412
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 3,317,177 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                              $  16.10
                                                               --------
                                                               --------

------------------------------

ADR -- American Depositary Receipt